UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2025  (March 17, 2025)

Basanite, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-53574	20-4959207
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

2660 NW 15th Court, Pompano Beach, Florida 33069

(Address of principal executive offices) (Zip Code)

954-532-4653

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 17, 2025, the Board of Directors, through a vote of its Chairman and Directors appointed Mr. Andrew Acquarulo, Jr., 62, to serve a member of its Board of Directors. Mr. Andrew Acquarulo Jr., Andrew Acquarulo Jr. is a seasoned executive and entrepreneur with over three decades of leadership experience in the security, communications, and technology industries. He has a proven track record of driving business growth, optimizing operations, and successfully executing strategic initiatives in both private and corporate environments. Most recently, Andrew served as the North American Business Leader at ACRE Security, where he had P&L responsibility of $75M and spearheaded market expansion efforts that resulted in annual revenue growth exceeding 10%. He also played a critical role in positioning the company for long-term investment opportunities by executing a robust three-year exit strategy.

Prior to ACRE, Andrew co-founded and led ComNet Communications, LLC, a global provider of Layer 2 Ethernet solutions for security and data transmission applications. Under his leadership, the company expanded internationally and became an industry leader before its successful acquisition by ACRE Security in 2016. Andrew’s extensive career also includes leadership roles at GE Security, where he had P&L responsibility of $120M and drove a 30% improvement in EBITDA, as well as at International Fiber Systems, which he co-founded and grew into a dominant player in the security and data communications market before its acquisition by General Electric.

With expertise spanning sales channel development, global supply chain optimization, operational efficiencies, and financial strategy, Andrew brings a results-driven approach to every organization he leads. He holds a B.S. in Electrical Engineering and an A.S. in Mechanical Engineering from the University of Hartford, along with a Six Sigma Green Belt certification from General Electric.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 19, 2025	BASANITE, INC.

	By:	/s/ Jackie Placeres
Name: Jackie Placeres
Title: Interim Chief Financial Officer